Exhibit 99.1 Spirit Airlines Announces Amended Merger Agreement with Frontier, Including Increased Per-Share Cash Consideration and $350 Million Reverse Termination Fee Following Thorough Process Focused on Value and Certainty, Spirit Board of Directors Reiterates Recommendation that Spirit Stockholders Adopt Merger Agreement with Frontier Spirit Engaged in Extensive Discussions with JetBlue; Spirit Board of Directors Determined JetBlue’s Offer is Not a Superior Proposal Special Meeting of Spirit Stockholders Scheduled for June 30, 2022 at 9am ET MIRAMAR, Fla., June 24, 2022 – Spirit Airlines, Inc. (“Spirit” or the “Company”) (NYSE: SAVE) today announced the signing of a second amendment (the “Amended Agreement”) to its previously announced merger agreement with Frontier Group Holdings, Inc. (“Frontier”) (NASDAQ: ULCC), parent company of Frontier Airlines, Inc., dated February 5, 2022. Based on the improved terms offered by Frontier, the Spirit Airlines Board of Directors reiterates its unanimous recommendation that Spirit stockholders vote FOR the merger agreement with Frontier. As part of its determination to recommend the Frontier merger agreement, Spirit’s Board of Directors carefully reviewed the terms of JetBlue’s revised proposal received on June 20, 2022 and instructed Spirit’s management and advisers to engage in extensive discussions with JetBlue, including negotiating further the terms of JetBlue’s draft merger agreement and providing extensive additional due diligence to JetBlue and its advisors. After considering this review and discussions, Spirit’s Board of Directors determined JetBlue’s revised offer is not a Superior Proposal. Under the terms of the Amended Agreement, which has been approved by the Boards of Directors of both companies: • Frontier will increase the per-share cash consideration payable to Spirit stockholders to $4.13 in cash, in addition to the per-share stock consideration of 1.9126 shares of Frontier that Frontier previously agreed to pay Spirit stockholders. Frontier has also agreed that $2.22 per share will be prepaid to Spirit stockholders on a record date to be determined as a cash dividend following approval of the transaction by Spirit stockholders and consistent with all applicable laws, including restrictions under the CARES Act. The $2.22 per share dividend will be funded by Frontier. • Frontier will increase its reverse termination fee to $350 million to Spirit in the unlikely event the combination is not consummated for antitrust reasons. • The number of directors of the combined company to be named by Frontier will increase by one and the number of directors of the combined company to be named by Spirit will decrease by one. The Board believes a merger with Frontier is the most financially and strategically compelling path forward for Spirit stockholders and has a greater likelihood of closing.

• With both cash and stock consideration, the Frontier merger offers Spirit stockholders compelling value now, plus the economic upside of continued ownership at a time when the airline industry outlook is only getting brighter. o Today, airline sector stock prices are approaching the lows seen during the depths of the pandemic in 2020. Within a year of those lows, Spirit was trading above $39 per share, having more than quadrupled in price. o The outlook for the sector is bright, with TSA check-point traveler numbers equaling or exceeding 2019 levels in recent months and with airline unit revenues reaching their highest levels in ten years. o The Spirit Board is focused on maximizing value for Spirit stockholders by agreeing to a transaction that provides a combination of near-term cash and exposure to the airline sector recovery. • Under the revised terms of the Frontier merger agreement, the pro forma value to Spirit stockholders by 2024 could exceed $50 per share, driven by the equity upside from the realization of synergies, airline sector recovery, and the ongoing growth of both airlines. Based on work done by Spirit advisors, this assumes: o Wall Street analyst earnings forecasts for 2024E; o Realization of $500 million in annual net operating synergies; and o The pro forma company trades at a price-to-earnings multiple of 11x, based on Spirit’s 2017-2019 pre-pandemic average. • In addition to the substantial future value creation available, Spirit stockholders will receive the benefit of a near-term cash dividend following approval of the transaction at the Special Meeting on June 30, 2022. Ted Christie, President and CEO of Spirit, said, "We are thrilled to announce the terms of Spirit’s amended agreement with Frontier, which includes nearly double the per-share cash consideration of our prior agreement with Frontier while still allowing stockholders to benefit from the economic upside of airline industry recovery. As this recovery progresses and demand returns, the price of the combined airline’s stock is expected to exceed the per-share price of JetBlue’s fixed, all-cash offer. We urge stockholders to vote FOR the merger agreement with Frontier on the WHITE proxy card prior to the June 30 Special Meeting.” Spirit Board Conducts Thorough Process and Determines JetBlue’s Offer is NOT a Superior Proposal The Spirit Board of Directors conducted a thorough process when considering competing proposals from JetBlue and Frontier. JetBlue and Frontier had access to the same due diligence information, on the same terms. Spirit’s process included extensive discussions with Frontier and JetBlue regarding financial terms, regulatory risks and integration processes. Spirit ultimately received revised proposals from both parties this week. Following the conclusion of this process, the Spirit Board determined that the revised offer Spirit received from JetBlue on June 20, 2022 is not a Superior Proposal and continues to recommend Spirit stockholders adopt the merger agreement with Frontier. A JetBlue transaction faces significantly greater regulatory impediments than a Frontier transaction. • Although Spirit has continued to engage with JetBlue and its advisors regarding regulatory matters and strategy, Spirit does not believe that a JetBlue transaction will overcome regulatory objections. • Spirit has long taken the position that excessive consolidation in the airline industry over the last two decades has resulted in the three legacy airlines dominating domestic air travel.

Merging Spirit into JetBlue and its Northeast Alliance (“NEA”) with American Airlines will exacerbate regulators’ valid concerns over airline industry concentration. The proposed Spirit/Frontier combination will, by contrast, create a stronger, more relevant, and more effective nationwide ULCC challenger to the dominant carriers. • JetBlue has made it clear that it is committed to the NEA, which Spirit believes is an anticompetitive and unlawful de facto merger between American and JetBlue that aligns JetBlue’s interests broadly with a legacy carrier. Spirit believes the existence of the NEA makes it even more unlikely that JetBlue’s acquisition of Spirit will be approved. Indeed, the DOJ has sued to block the NEA between JetBlue and American Airlines on grounds that the NEA is anticompetitive, which further increases the regulatory risk of JetBlue’s offer to acquire Spirit and the likelihood that the DOJ will be able to block a JetBlue/Spirit combination. • Although JetBlue’s revised offer purports to provide improved regulatory commitments, JetBlue has insisted on maintaining a significant carve-out allowing JetBlue to refuse to take actions needed to gain regulatory approval if – in JetBlue’s sole and absolute discretion – any such actions would materially and adversely affect JetBlue’s anticipated benefits under its NEA venture with American. This broad carve-out creates an unacceptable risk for Spirit stockholders and only confirms that JetBlue will prioritize the NEA over the completion of a transaction with Spirit. • The proposed merger of Spirit and Frontier would create a better and more disruptive nationwide ULCC competitor to the Big Four carriers, further democratizing air travel and bringing more ultra-low fares to more destinations. By contrast, a JetBlue/Spirit combination will result in a higher-cost and higher-fare airline that would eliminate a lower-cost and lower- fare airline and remove about half of the ULCC capacity in the United States, resulting in higher fares for consumers. “The Spirit Board of Directors conducted a thoughtful and thorough process when considering the competing proposals, and after extensive discussions with Frontier and JetBlue, we firmly believe that a combination with Frontier continues to be in the best interests of the Company and our stockholders, especially given the increased per-share consideration and enhanced reverse termination fee,” said Mac Gardner, Chairman of the Board of Spirit. “A merger with Frontier poses less regulatory risk on Spirit stockholders and increases competition in the industry for the benefit of consumers. The Board is confident a merger with Frontier is the most financially and strategically compelling path forward for Spirit stockholders, with more certainty and the strongest likelihood of closing.” Barclays and Morgan Stanley & Co. LLC are serving as financial advisors to Spirit, and Debevoise & Plimpton LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as legal advisors. Your Vote Is Important Spirit has scheduled the Special Meeting of Stockholders (the “Special Meeting”) to approve the proposed merger with Frontier for Thursday, June 30, 2022 at 9:00 a.m., Eastern Time. All stockholders of record as of the close of business on May 6, 2022 are entitled to vote at the Special Meeting. The Spirit Board of Directors strongly recommends you vote FOR the merger agreement on the WHITE proxy card. As a reminder, a vote against Frontier is not a vote for JetBlue, nor will it necessarily lead to a transaction with JetBlue. It is simply a vote against entering into a highly accretive transaction that is less challenging to complete from a regulatory perspective. To ensure your vote is counted, vote on the WHITE proxy card today. For more information on how to vote for the merger, please call the

Company’s proxy solicitor, Okapi Partners, on their toll-free number 855-208-8903 or email info@okapipartners.com. About Spirit Airlines Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before. Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean and are dedicated to giving back and improving those communities. Come save with us at spirit.com. Additional Information About the JetBlue Tender Offer Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit's Investor Relations website at https://ir.spirit.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information

Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier's, Spirit's and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's, Spirit's and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies' expectation as to the likelihood of receipt of antitrust approvals; JetBlue's ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit's operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned "Risk Factors" in Frontier's, Spirit's and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Contacts Spirit Airlines Investor inquiries: DeAnne Gabel (954) 447-7920 investorrelations@spirit.com or Okapi Partners LLC Bruce Goldfarb/Jason Alexander (212) 297-0720 info@okapipartners.com Media inquiries: Erik Hofmeyer

Media_Relations@spirit.com or FGS Global Andrew Cole / Robin Weinberg / Columbia Clancy / Emily Claffey (212) 687-8080 Spirit-SVC@sardverb.com